   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 12, 1995
                                                      REGISTRATION NO. 33-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  AVNET, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   NEW YORK                                     11-1890605
           (STATE OF INCORPORATION)                (I.R.S. EMPLOYER IDENTIFICATION NO.)

                              80 CUTTER MILL ROAD
                           GREAT NECK, NEW YORK 11021
                                 (516) 466-7000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                       AVNET EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)

                            ------------------------

               RAYMOND SADOWSKI                               DAVID R. BIRK
           SENIOR VICE PRESIDENT AND                     SENIOR VICE PRESIDENT AND
            CHIEF FINANCIAL  OFFICER                          GENERAL COUNSEL
                 AVNET, INC.                                   AVNET, INC.
             80 CUTTER MILL ROAD                           80 CUTTER MILL ROAD
          GREAT NECK, NEW YORK 11021                    GREAT NECK, NEW YORK 11021
                (516) 466-7000                                (516) 466-7000

          (Name and address, including zip code, and telephone number, including area code, of agents for service)

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
           Immediately upon the filing of this Registration Statement

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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
                                               PROPOSED MAXIMUM      PROPOSED        AMOUNT OF
TITLE OF SECURITIES TO BE       AMOUNT TO BE  OFFERING PRICE PER MAXIMUM AGGREGATE  REGISTRATION
  REGISTERED                   REGISTERED(1)       SHARE(2)     OFFERING PRICE(2)       FEE
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
Common Stock, $1.00 par
  value......................  500,000 shares      $54.625         $27,312,500        $9,419
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, this Registration Statement also covers such indeterminate number of additional shares as may be issuable as a result of anti-dilution provisions of the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to Rule 457(h) of the Securities Act of 1933, on the basis of the average of the high and low prices of the Registrant's Common Stock as reported on the New York Stock Exchange Composite Tape on September 8, 1995.

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

                                    PART II

                              INFORMATION REQUIRED
                         IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:
(a) the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 1994 (File No. 1-4224); (b) the Company's Quarterly Reports on Form 10-Q for the periods ended September 30, 1994, December 30, 1994, and March 31, 1995 (File No. 1-4224); (c) all other reports filed by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since July 1, 1994; and (d) the description of the Company's Common Stock contained in a Registration Statement of the Registrant filed under the Exchange Act, including any amendments or reports filed for the purpose of updating such descriptions.

     All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered pursuant to this Registration Statement have been sold or that deregisters all shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

     The financial statements of the Company incorporated by reference in this Registration Statement have been audited by Arthur Andersen LLP, independent certified public accountants, for the periods indicated in their report thereon, which is incorporated by reference in the Annual Report on Form 10-K for the year ended July 1, 1994. The financial statements audited by Arthur Andersen LLP have been incorporated herein by reference in reliance on their report given on their authority as experts in accounting and auditing. To the extent that Arthur Andersen LLP audits and reports on the financial statements of the Company issued at future dates, and consents to the use of their reports thereon, such financial statements also will be incorporated by reference in this Registration Statement in reliance upon their reports and said authority.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable -- the Company's Common Stock to be offered pursuant to this Registration Statement has been registered under Section 12 of the Exchange Act as described in Item 3 of this Part II.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The validity of the shares of Common Stock being registered hereunder is being passed upon by David R. Birk, Esq., whose opinion is filed as Exhibit 5.1 to this Registration Statement. Mr. Birk is Senior Vice President and General Counsel of the Registrant and is the beneficial owner of 1,093.5 shares of the Registrant's Common Stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 53 of the Registrant's by-laws provides as follows:

     53. A. The Corporation shall indemnify, and advance the expenses of, any director, officer or employee to the full extent permitted by the New York Business Corporation Law as the same now exists or may hereafter be amended.

     B. The indemnification and advancement of expenses granted pursuant to this
Section 53 shall not be exclusive or limiting of any other rights to which any person seeking indemnification or advancement of expenses may be entitled when authorized by (i) a resolution of shareholders, (ii) a resolution of directors or (iii) an agreement providing for such indemnification; provided that no indemnification may be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

     C. No amendment, modification or rescission of these By-Laws shall be effective to limit any person's right to indemnification with respect to any alleged cause of action that accrues or other incident or matter that occurs prior to the date on which such modification, amendment or rescission is adopted.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable -- no securities are to be reoffered or resold pursuant to this Registration Statement.

ITEM 8. EXHIBITS.

   4.1   Certificate of Incorporation of the Company, as amended (incorporated by reference).
   4.2   Bylaws of the Company, as amended (incorporated by reference to an Exhibit to the
         Company's Current Report on Form 8-K dated September 23, 1994 (File No. 1-4224)).
   4.3   Specimen form of the Company's Common Stock certificate (incorporated by reference to Exhibit 4 to the Company's Registration Statement on Form S-2 (Registration No.
         33-80932)).
   5.1   Opinion and Consent of David R. Birk, Esq.
  23.1   Consent of David R. Birk, Esq. (included in Exhibit 5.1).
  23.2   Consent of Arthur Andersen LLP, Independent Auditors.
  24.1   Powers of Attorney.
    99   Avnet Employee Stock Purchase Plan

ITEM 9. UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Great Neck, State of New York, on September 11, 1995.

                                          AVNET, INC.

                                          By
                                          --------------------------------------
                                            Leon Machiz
                                            Chairman of the Board, Chief
                                            Executive Officer and Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on September 11, 1995 by the following persons in the capacities indicated.

------------------------------------------------------
Leon Machiz
Chairman of the Board, Chief
Executive Officer and Director
(Principal Executive Officer)

------------------------------------------------------
Raymond Sadowski
Senior Vice President, Chief Financial
Officer and Assistant Secretary
(Principal Financial Officer)

------------------------------------------------------
John F. Cole
Controller
(Principal Accounting Officer)

Roy Vallee*
------------------------------------------------------
Roy Vallee
President, Chief Operating Officer,
Vice Chairman of the Board and Director

Sylvester D. Herlihy*
------------------------------------------------------
Sylvester D. Herlihy
Senior Vice President, Secretary and Director

Gerald J. Berkman*
------------------------------------------------------
Gerald J. Berkman, Director

Eleanor Baum*
------------------------------------------------------
Eleanor Baum, Director

Joseph F. Caligiuri*
------------------------------------------------------
Joseph F. Caligiuri, Director

Ehud Houminer*
------------------------------------------------------
Ehud Houminer, Director

Salvatore J. Nuzzo*
------------------------------------------------------
Salvatore J. Nuzzo, Director

Frederic Salerno*
------------------------------------------------------
Frederic Salerno, Director

David Shaw*
------------------------------------------------------
David Shaw, Director

Howard Stein*
------------------------------------------------------
Howard Stein, Director

Keith Williams*
------------------------------------------------------
Keith Williams, Director

Frederick S. Wood*
------------------------------------------------------
Frederick S. Wood, Director

*By:
------------------------------------------------
     Raymond Sadowski
     Attorney-in-Fact


                               INDEX TO EXHIBITS

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
                                           EXHIBIT                                       PAGE
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
  4.1  Certificate of Incorporation of the Company, as amended (incorporated by reference). ....................................................................
  4.2  Bylaws of the Company (incorporated by reference to an Exhibit to the Company's
       Current Report on Form 8-K dated September 23, 1994 (File No. 1-4224)). ........
  4.3  Specimen form of the Company's Common Stock certificate (incorporated by reference to Exhibit 4 to the Company's Registration Statement on Form S-2
       (Registration No. 33-80932)). ..................................................
  5.1  Opinion and Consent of David R. Birk, Esq. .....................................
 23.1  Consent of David R. Birk, Esq. (included in Exhibit 5.1). ......................
 23.2  Consent of Arthur Andersen LLP, Independent Auditors............................
 24.1  Powers of Attorney..............................................................
   99  Avnet Employee Stock Purchase Plan..............................................